ABERDEEN FUNDS

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Specialty

Supplement to the Aberdeen Funds’ Statement of Additional Information (“SAI”) dated February 27, 2012, as supplemented to date.

The following information replaces the last paragraph in the section entitled, “General Information” on page 3 of the SAI:

Each of the Funds, except the Asia Bond Fund and the Emerging Markets Debt Local Currency Fund, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Asia Bond Fund and the Emerging Markets Debt Local Currency Fund are non-diversified open-end management investment companies as defined in the 1940 Act.

The following information replaces the first bullet point and corresponding footnote in the section entitled, “Investment Restrictions” on page 87 of the SAI:

•                  May not (except the Global Equity Fund, Global Natural Resources Fund, Asia Bond Fund, Emerging Markets Debt Local Currency Fund and Optimal Allocations Funds)(1) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(1)   Global Equity Fund, Global Natural Resources Fund and Optimal Allocations Funds were previously non-diversified, but are now diversified funds and comply with this restriction.

All references to the Optimal Allocations Funds being non-diversified are hereby deleted.

THIS SUPPLEMENT IS DATED May 14, 2012.

Please keep this Supplement for future reference.